SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         COMMISSION FILE NO.: 001-16207



                        Date of Report: February 19, 2008




                            GS AGRIFUELS CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                           98-0226479
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(State of other jurisdiction of                                  (IRS Employer
incorporation or organization                                Identification No.)


One Penn Plaza, Suite 1612, New York, New York                           10119
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(Address of principal executive offices)                             (Zip Code)


                                 (212) 994-5374
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               (Registrant's telephone number including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))





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ITEM 8.01     OTHER EVENTS


On February 19, 2008 Kevin Kreisler, Chairman and Chief Executive Officer of GreenShift Corporation, sent a letter to the shareholders of GreenShift Corporation, describing that Corporation's current business and plans for the future. GreenShift Corporation is the majority shareholder of GS AgriFuels Corporation. The letter, therefore, contains information about the current business and plans for the future of GS AgriFuels.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS


Exhibits


99. Letter to shareholders dated February 19, 2008.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  March 6, 2008                 GS AGRIFUELS CORPORATION

                                      By:  /s/ Kevin Kreisler
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                                               Kevin Kreisler
                                               Chief Executive Officer